United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2021

Alerus Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39036	45-0375407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Demers Avenue
Grand Forks, North Dakota 58201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (701) 795-3200

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	ALRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On March 30, 2021, Alerus Financial Corporation (the “Company”) entered into a Subordinated Note Purchase Agreement (the “Purchase Agreement”) with the Bank of North Dakota (the “Purchaser”), pursuant to which the Company sold and issued a $50.0 million Subordinated Note due 2031 (the “Note”). The Note was issued by the Company to the Purchaser at a price equal to 100% of its face amount. The Company intends to use the net proceeds it received from the sale of the Note for general corporate purposes, including supporting its regulatory capital ratios and investing in the Company’s subsidiary, Alerus Financial, National Association. The Purchase Agreement contains certain customary representations, warranties and covenants made by the Company.

The Note has a stated maturity of March 30, 2031, is redeemable, in whole or in part, on or after March 30, 2026, and at any time upon the occurrence of certain events. The Note will bear interest at a fixed rate of 3.50% per year from March 30, 2021 to March 30, 2026. From March 30, 2026 to the maturity date or early redemption date, the interest rate for the Note will reset and will be fixed until March 30, 2031, at a rate equal to the five year advance rate set by the Federal Home Loan Bank of Des Moines on March 30, 2026, plus 2.0%, with a minimum annual fixed rate of not less than 3.50%.

The Note was offered and sold by the Company in a private placement transaction in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of the Securities Act.

The Note is not subject to any sinking fund and is not convertible into, or exchangeable for, any other securities or assets of the Company or any of its subsidiaries. The Note is not subject to redemption at the option of the Purchaser. Prior to March 30, 2026, the Company may redeem the Note, in whole or in part, only under certain limited circumstances set forth in the Purchase Agreement. On or after March 30, 2026, the Company may redeem the Note, in whole or in part, at its option, on any interest payment date. Any such redemption shall be in a minimum aggregate amount of $500,000 or any larger integral multiple of $100,000.

Principal and interest on the Note are subject to acceleration only in limited circumstances in the case of certain bankruptcy and insolvency-related events with respect to the Company. The Note is an unsecured, subordinated obligation of the Company, is not an obligation of, and is not guaranteed by, any subsidiary of the Company, and ranks junior in right of payment to the Company’s current and future senior indebtedness. The Note is intended to qualify as Tier 2 capital of the Company for regulatory capital purposes.

The Note and the Note Purchase Agreement are attached as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreement and the Note are summaries and are qualified in their entirety by reference to the full text of such documents.

Item 2.03.Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01.Regulation FD Disclosure.

On March 30, 2021, the Company issued a press release announcing the completion of the issuance of the Note, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Report, and the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of

Alerus Financial Corporation. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the risks described in the “Risk Factors” sections of reports filed by Alerus Financial Corporation and the Securities and Exchange Commission. Any forward-looking statement made by us in this report are based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Subordinated Note Due March 30, 2021
10.1	Subordinated Note Purchase Agreement by and between Alerus Financial Corporation and the Bank of North Dakota, dated March 30, 2021
99.1	Press Release of Alerus Financial Corporation, dated March 30, 2021
104	Cover Page Interactive Data File (embedded within Inline XBLR document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2021	Alerus Financial Corporation

	By:	/s/ Randy L. Newman
	Name:	Randy L. Newman
	Title:	Chairman, Chief Executive Officer and President